UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2023

CARVANA CO.

(Exact name of registrant as specified in its charter)

Delaware	001-38073	81-4549921
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 E. Rio Salado Parkway

Tempe, Arizona 85281

(Address of principal executive offices, including zip code)

(602) 852-6604

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.001 Per Share	CVNA	New York Stock Exchange
Preferred Stock Purchase Rights	—	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Transaction Support Agreement

On July 17, 2023, Carvana Co. (the “Company”) entered into a transaction support agreement (together with all exhibits, annexes and schedules thereto, the “Transaction Support Agreement”) with (i) Carvana Group, LLC (“Carvana Group”), (ii) Ernest Garcia II, Ernest Garcia, III, and entities controlled by one or both of them (collectively, the “Garcia Parties”) and (iii) certain eligible holders of the aggregate principal amount outstanding of the Company’s 5.625% senior unsecured notes due 2025 (the “2025 Notes”), the aggregate principal amount outstanding of 5.500% senior unsecured notes due 2027 (the “2027 Notes”), the aggregate principal amount outstanding of 5.875% senior unsecured notes due 2028 (the “2028 Notes”), the aggregate principal amount outstanding of 4.875% senior unsecured notes due 2029 (the “2029 Notes”), and the aggregate principal amount outstanding of 10.250% senior unsecured notes due 2030 (the “2030 Notes” and, together with the 2025 Notes, 2027 Notes, 2028 Notes, and 2029 Notes, the “Existing Unsecured Notes”), collectively representing over 90% of the aggregate principal amount outstanding of the Existing Unsecured Notes (such eligible holders, the “Ad Hoc Group” and together with the Company, Carvana Group, and the Garcia Parties, the “TSA Parties”), pursuant to which, among other things and subject to the terms and conditions set forth therein:

•	The TSA Parties have engaged in good faith, arm’s length negotiations and agreed to the terms of the transactions listed below (together, the “Transactions”):

•

the new issuance through one or more equity offerings for aggregate gross proceeds of at least $350 million of the Company’s Class A Common Stock, par value $0.001 per share (“Class A Common Stock”), and/or Class A LLC Units of Carvana Group (“Class A Units” and, together with the Class A Common Stock, the “New Equity”);

•

the exchange of the Existing Unsecured Notes for up to $4.376 billion of the following three tranches of senior secured notes: (A) up to $1.0 billion of new 9.0%/12.0% cash/payment-in-kind (“PIK”) toggle senior secured notes due December 2028 (with interest per annum payable 12% in PIK in the first year, 12% in PIK and 9% in cash toggle in the second year, and 9% in cash thereafter); (B) up to $1.5 billion of new 11.0%/13.0% cash/PIK toggle senior secured second lien notes due June 2030 (with interest per annum payable 13% in PIK in the first year, 13% in PIK and 11% in cash toggle in the second year, and 9% in cash thereafter); and (C) up to $1.876 billion of new 9.0%/14.0% cash/PIK toggle senior secured notes due June 2031 (with interest per annum payable 14% in PIK in the first year, 14% in PIK in the second year, and 9% in cash thereafter) (tranches (A), (B), and (C) referred to collectively as the “New Senior Secured Notes” and the exchanges thereof referred to as the “Exchange Offers”);

•	concurrently with, but separate from the Exchange Offers, the commencement by the Company of a cash tender offer to purchase certain 2025 Notes;

•

concurrently with the Exchange Offers and the cash tender offer, the solicitation by the Company of consents from holders of the Existing Unsecured Notes to amend certain provisions in the indentures governing the Existing Unsecured Notes; and

•

with respect to the Garcia Parties only, the purchase of their pro rata portion of any offering of New Equity (such commitment not to exceed $126 million); provided that such commitment shall automatically terminate on the date the Company raises $700 million of gross proceeds from the issuance of New Equity.

•	The TSA Parties have also agreed to:

•	support the Transactions within the timeframes outlined in the Transaction Support Agreement;

•

not, directly or indirectly, object to, delay, impede or take (or cause any other person or entity to take) any action to interfere with the approval, confirmation, acceptance, implementation or consummation of the Transactions;

•

act in good faith and use commercially reasonable efforts to take (and cause its controlled affiliates, and their respective representatives, agents and employees to take) all actions reasonably necessary to support and achieve the consummation of the Transactions; and

•	negotiate in good faith and use reasonable best efforts to execute and implement the documents, instruments and agreements governing the Transactions.

•	Additionally, the Company and the Garcia Parties have agreed to:

•	pay and reimburse all reasonable and documented Supporting Noteholder Expenses (as defined in the Transaction Support Agreement);

•	use commercially reasonable efforts to obtain any and all regulatory and/or third party approvals necessary to consummate the Transactions; and

•

to the extent that any legal, tax or structural impediment arises that would prevent, hinder, or delay the consummation of the Transactions, negotiate in good faith appropriate additional or alternative provisions to address any such impediment.

The Transaction Support Agreement may be terminated by the parties thereto, including if (i) the Exchange Offers are not launched by August 2, 2023; (ii) the New Senior Secured Notes are not issued pursuant to the Exchange Offers; (iii) the Company fails to repurchase in cash certain 2025 Notes that have been validly tendered and not withdrawn by the date that is no later than five business days after the date upon which the Exchange Offers are closed; (iv) the Company fails to launch an “at the market” offering or underwritten offering for the New Equity by no later than 8:00 a.m. (prevailing Eastern time) on the third business day following the date of our release of our financial statements for the fiscal quarter ended June 30, 2023; (v) the Company fails to raise aggregate gross proceeds of at least $350 million in New Equity by the 20th business day after the Company launches the Exchange Offers; or (vi) any of the Garcia Parties fails to fulfill their purchase obligations relating to the New Equity. If the closing date of the Transactions does not occur prior to September 30, 2023, unless such date is extended in accordance with the terms of the Transaction Support Agreement, the Transaction Support Agreement will automatically terminate.

The Transaction Support Agreement also contains certain customary representations, warranties and other agreements by the parties thereto. Closing of any Transaction pursuant to the Transaction Support Agreement is subject to, and conditioned upon, closing of all of the other Transactions as well as receipt of the corresponding consents from holders of the Existing Unsecured Notes.

The representations, warranties and covenants of each party set forth in the Transaction Support Agreement have been made only for purposes of, and were and are solely for the benefit of the TSA Parties, may be subject to limitations agreed upon by the TSA Parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the TSA Parties, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the TSA Parties that differ from those applicable to investors. In addition, certain representations and warranties were made only as of the date of the Transaction Support Agreement or such other date as is specified therein. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Support Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, the Transaction Support Agreement has been included with this filing only to provide investors with information regarding the terms of the Transaction Support Agreement, and not to provide investors with any other factual information regarding the TSA Parties, their respective affiliates or their respective businesses.

The foregoing description of the Transaction Support Agreement is not complete and is qualified in its entirety by reference to the Transaction Support Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Distribution Agreement

On July 19, 2023, the Company entered into an agreement with Citigroup Global Markets Inc. and Moelis & Company LLC, whereby the Company may sell up to the greater of a number of shares of Class A common stock representing an aggregate offering price of $1.0 billion or an aggregate number of 35 million of its shares of Class A Common Stock, from time to time, through an “at the market offering” program (the “Distribution Agreement”). The Company intends to file a prospectus supplement to its Registration Statement on Form S-3 on July 19, 2023 in connection with the offer and sale of shares contemplated by the Distribution Agreement.

The foregoing description of the Distribution Agreement is not complete and is qualified in its entirety by reference to the Distribution Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy any securities, including the New Senior Secured Notes, the New Equity or any shares in the at the market offering program, nor shall there be an offer, solicitation or sale of such securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

The following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference into the Company’s registration statement on Form S-3, filed with the SEC on April 20, 2022 (File No. 333-264391) and which automatically became effective under the Securities Act of 1933, as amended, upon filing pursuant to Rule 462(e) promulgated thereunder: (i) the Distribution Agreement and (ii) the legal opinion of Kirkland & Ellis LLP.

Item 7.01	Regulation FD Disclosure

A copy of the press release announcing the Transactions described above is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the federal securities laws. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Forward-looking statements include all statements that are not historical facts, and without limiting the generality of the foregoing, words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” or “likely,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors. Among these factors are risks related to the “Risk Factors” identified in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.

Item 9.01	Financial Statements and Exhibits.

(b)    The pro forma combined financial statements of the Company and the U.S. physical auction business of ADESA, Inc. (the “Acquired Business”) as of and for the year ended December 31, 2022 are attached hereto as Exhibit 99.2 to this Form 8-K. The pro forma financial information included in this Form 8-K has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and the Acquired Business would have achieved had the companies been combined during the period presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve.

(d) Exhibits.

Exhibit#	Description

5.1	Opinion of Kirkland & Ellis LLP.

10.1+	Transaction Support Agreement, dated as of July 17, 2023, by and among Carvana Co, Carvana Group, LLC, Ernest Garcia II, Ernest Garcia III, and each Initial Supporting Noteholder party thereto

10.2+	Distribution Agreement, among Carvana Co., Carvana Group, LLC and Citigroup Global Markets Inc. and Moelis & Company LLC, as sales agents, dated July 19, 2023.

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).

99.1	Press Release issued by Carvana Co. relating to the Transaction Support Agreement, dated July 19, 2023.

99.2	Unaudited pro forma combined financial statements of Company and ADESA as of and for the year ended December 31, 2022.

101	Cover Page Interactive Data File- the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.

+

Certain portions of the exhibit have been redacted pursuant to Item 601(a) of Regulation S-K. The Company hereby undertakes to furnish supplementally an unredacted copy of the exhibit upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2023

CARVANA CO.

By:	/s/ Mark Jenkins
Name:	Mark Jenkins
Title:	Chief Financial Officer